EXHIBIT 21.01
                           SUBSIDIARIES OF REGISTRANT

     SUBSIDIARY                                    PLACE OF INCORPORATION
---------------------------------------- ---------------------------------------

ATLED CORPORATION                                            USA

D&M INTERNATIONAL, LLC                                       USA

D&M PARTNERS                                                 USA

D&PL ARGENTINA, INC.                                         USA

D&PL CHINA, INC.                                             USA

D&PL CHINA PTE, LTD.                                      SINGAPORE

D&PL INVESTING CORP.                                         USA

D&PL INVESTMENTS, INC.                                       USA

D&PL MEXICO, INC.                                            USA

DELTAPINE PARAGUAY, INC.                                     USA

D&PL SOUTH AFRICA, INC.                                      USA

D&PL INTERNATIONAL TECHNOLOGY CORP.                          USA

DELTA AND PINE LAND INTERNATIONAL, LTD.                VIRGIN ISLANDS

DELTA PINE DE MEXICO, S.A. de C.V.                          MEXICO

DELTAPINE AUSTRALIA PTY. LIMITED                          AUSTRALIA

GREENFIELD SEED COMPANY                                      USA

HEBEI JI DAI COTTONSEED TECHNOLOGY COMPANY, LTD.            CHINA

PAYMASTER TECHNOLOGY CORP.                                   USA

TURK DELTAPINE, INC.                                         USA

SURE GROW SEED, INC.                                         USA

ELLIS BROTHERS SEED, INC.                                    USA

D&PL SEMILLAS LTD.                                         COSTA RICA

CDM MANDIYU S.R.L.                                         ARGENTINA

DELTA AND PINE LAND HELLAS MONOPROSOPI, E.P.E.              GREECE

D&PL BRASIL, LTDA.                                          BRAZIL

ANHUI AN DAI COTTONSEED TECHNOLOGY COMPANY, LTD.            CHINA

D&PL TECHNOLOGY HOLDING COMPANY LLC.                         USA

D&M  BRASIL ALGODAO, LTDA.                                  BRAZIL

MDM MAEDA DELTAPINE MONSANTO ALGODAO LTDA.                  BRAZIL

SURE GROW, LLC.                                              USA